Exhibit 10.3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

Agreement No.

PRODUCT SUPPLEMENT/AWARD LETTER FOR LOW COST ARRAY (“LCA”)

This Product Supplement/Award Letter (this “Award Letter”) is made on and as of this 27th day of September, 2005 (“Effective Date”) by and between Sun Microsystems, Inc. and Sun Microsystems International B.V. (“Sun”) and Dot Hill Systems Corporation and Dot Hill Systems B.V. (“Supplier”), pursuant to the Product Purchase Agreement, dated as of May 22, 2002, Agreement No. AR-63645, as amended, made by and between the parties (the “Agreement”).  Capitalized terms not defined in this Award Letter have the meanings set forth in the Agreement.  The parties agree as follows:

1             SCOPE:  Neither this Award Letter nor the Agreement constitutes a commitment by Sun to purchase Products unless Sun, in its sole discretion, issues one or more P.O.’s in the manner described in the Agreement.  The terms and conditions of the Agreement are incorporated herein by reference as if set forth in full.

2             PRODUCT DESCRIPTIONS AND PRICING[***]:  Product descriptions and pricing are set forth in Exhibit A to this Award Letter.

3             MINIMUM PURCHASE RIGHTS PERIOD:  Pursuant to the terms of Section 2.1 of the Agreement, the Minimum Purchase Rights Period (as defined therein) is [***].

4             UPSIDE SUPPORT:  Sun may request all or any part of Upside Support quantities at anytime during the applicable quarter [***]. Supplier shall [***] sell, manufacture and ship such Upside Support quantities to Sun on a “first-in, first-out” basis within [***] after Sun’s written request.

[***]

Supplier shall [***] accommodate any request from Sun to accelerate delivery of Upside quantities of Products within the timeframes indicated above.  With respect to any request for quantities in excess of Upside Support described above, the parties shall negotiate in good faith acceptable delivery dates.

5             SUN-UNIQUE COMPONENTS:  The initial List of Sun-unique Components, Leadtimes and MOQs is set forth as Exhibit B.

6             SPECIFICATION:  The Product Specification is set forth as Exhibit C.

7             EXTERNAL MANUFACTURERS:  The list of External Manufacturers, if any, is set forth in Exhibit D.

8             BUSINESS CONTINUITY PLAN: Supplier’s business continuity plan for the Product is set forth in Exhibit E.

9             LICENSED SOFTWARE: The Licensed Software [***] and updates made thereto by Supplier during the term of this Award Letter.  This software is licensed by Supplier to Sun as Licensed Software pursuant to Section 18.2.1 of the base terms and conditions of the Agreement.  The Software License Fees, if any, for the above Licensed Software are set forth in Exhibit A.

10       QUALITY:  In addition to the quality requirements in Exhibit C of the Agreement, Exhibit F of this Award Letter, which is attached hereto and incorporated by reference, contains component-specific requirements that apply to those Products that Supplier may supply to Sun under this Award Letter.

11       DISCLOSURE OF COSTS:

11.1                          Supplier is expected to provide information [***] as to costs for certain mutually agreed key components which are included in the Products.  Supplier and Sun will jointly identify those components that they desire for Sun to review [***]; however, Sun and Supplier agree that information as to Supplier’s costs need not be provided to Sun for any items within [***] the Products, except for the items described in Exhibit H to this Award Letter.  Sun and Dot Hill will use reasonable efforts to complete Exhibit H within [***] after the date of execution of this Award Letter.  Sun will review promptly the information that Supplier provides regarding Supplier’s costs for such mutually agreed key components and provide input to Supplier [***].  All information provided by Supplier regarding its costs for such components shall be deemed to be the confidential information of Supplier, and treated as such by Sun under the confidentiality provisions of the Agreement.

11.2                          For Products covered under this Award Letter, Supplier will pass through [***] the benefit of all cost reductions that Supplier achieves within those units of Products that contain components which implement such cost reductions.  Notwithstanding the foregoing, [***] of the cost reductions for certain mutually agreed components which are identified solely by Sun and achieved by Supplier as a result of Supplier’s procurement of components under Sun agreements with third parties shall be passed through immediately by Supplier to Sun for those units of Products [***].

12       ALTERNATIVE SUPPLY CHAIN MODEL:

Sun and Supplier agree to implement [***] for the Products that are covered under this Award Letter, as follows:

12.1                                Sun will source [***] from a Sun Contractor, and not from the Supplier.  The Sun Contractor will procure [***] for such [***] from Supplier’s [***] supplier at [***] for Sun.  Sun field returns of both [***] will be returned to Sun’s [***] suppliers for warranty repair or replacement.  [***].

12.2                                Sun and Supplier will mutually agree to a common External Manufacturer, who will procure, manufacture, test and ship a system level product that is described in this Award Letter and will contain [***] which is sold by Supplier to Sun.  [***]. The detailed transaction process will be mutually agreed to by Sun, Supplier and the External Manufacturer.  For such product, Sun and Supplier will have the ability to use certain agreed common materials [***] within a common process and established capacities[***].

12.3                                Sun will provide backline technical support on [***].  The Supplier will provide materials, technical, quality and test process support to the External Manufacturer for those items Supplier provides which are included in the Product, in a similar manner as

Supplier does today [***].  Supplier will continue to provide support to [***]. Supplier, the External Manufacturer and Sun will work together to [***] improve the quality of the Products covered under this Award Letter.

12.4                                Supplier will provide to Sun the same hardware and software warranty and unexpected failure coverage support on the Product covered under this Award Letter as on the [***].

12.5                                Sun and Supplier will use commercially reasonable efforts to prepare, negotiate and complete, within [***] after the execution of this Award Letter, the following (as applicable): (i) an amendment to existing Direct Customer Fulfillment (“CFIT”) Addendum, and/or (ii) a Demand Replenishment (“DR”) Exhibit to be set forth in Exhibit I [***].

12.6                                Sun will work directly with the External Manufacturer [***].

12.7                                Supplier’s co-synch obligations, if any, under Section 2.11 of the Agreement shall not apply to any [***] included in any [***] Product in this Award Letter.

13     I18N / L10N

All software delivered with the product must be Internationalization (I18N) and Localization (L10N) compliant according to the applicable provisions of the Agreement. Software translation in French, Japanese, Simplified Chinese, Traditional Chinese, and Korean must be delivered not more than [***] of Sun’s post-RR for the Products under this Award Letter.

14     FIELD REPLACEMENT UNITS

Supplier would be expected to provide [***] the following FRUs identified in Exhibit A, [***]:

[***

Additional units required as seed stock to be used solely by Sun [***] from Supplier’s External Manufacturer.

15     EVALUATION UNITS

Supplier will provide certain units of [***] Products solely for use by Sun in connection with non-revenue sales, marketing, and engineering for each configuration.  This number of units of [***] Products will not exceed [***].  Additional units of [***] Products that are intended solely for use by Sun in connection with non-revenue sales, marketing and engineering [***].

16     SOFTWARE LICENSE KEYS

Supplier and Sun agree to work in good faith to develop a process to enable Sun to generate license keys for the Licensed Software covered under this Award Letter.  [***].  Supplier reserves the right to audit [***] to ensure that Supplier has been paid the proper amounts due from Sun for the rights granted by Dot Hill for such Licensed Software.

17     SCHEDULES

Within [***] of execution of the this Award Letter, Sun and Supplier will use commercially reasonable efforts to revise the Statement of Work set forth in Exhibit G to include the following:

[***]

18       AWARD LETTER COMPONENTS:

The parties agree to be bound by these terms and conditions which consist of the Award Letter and the Exhibits indicated below:

☒                                    Exhibit A (Product Descriptions and Pricing)

☒                                    Exhibit B (Sun-unique Components, Lead-times and MOQs)

☒                                    Exhibit C (Specification)

☒                                    Exhibit D (External Manufacturers)

☒                                    Exhibit E (Business Continuity Plan)

☒                                    Exhibit F (Component Quality Requirements)

☒                                    Exhibit G (Statement of Work)

☒                                    Exhibit H (Items in Dot Hill Controller Subject to Disclosure)

☒                                    Exhibit I  (Demand Replenishment)

The undersigned duly authorized representatives of the parties have executed and delivered this Award Letter as of the Effective Date.

Sun Microsystems, Inc.		Dot Hill Systems Corporation

By:	/s/ [***]	By:	/s/ Preston Romm
Name: [***]		Name: Preston Romm
Title: Director, DMG SM		Title: CFO
Date: September 27, 2005		Date: September 27, 2005

Sun Microsystems International B.V.		Dot Hill Systems BV

By:	/s/ [***]	By:	/s/ Preston Romm
Name: [***]		Name: Preston Romm
Title: Director		Title: Director
Date: September 27, 2005		Date: September 27, 2005

EXHIBIT A

[***]

EXHIBIT B

LCA Sun Unique Inventory

[***]

Engineering Specification

for the

[***] Subsystem

Specification provided under non-disclosure
by Dot Hill Systems Corporation to:

Sun Microsystems Inc.

910 San Antonio Road

Palo Alto, CA 94303 USA

(650) 960-1330

This document is the property of Dot Hill Systems Corporation and contains information which is confidential and proprietary to Dot Hill Systems Corporation. No part of this document may be copied, reproduced or disclosed to third parties without the prior written consent of Dot Hill Systems Corporation.

1

[***]

2

Table of Contents

[***]

3

1.0       Scope

This specification describes the models, standard configurations, general functions, and performance characteristics of the [***] Subsystem ([***]) family of data storage products. This document also includes environmental, physical, regulatory, and other specifications. Supported servers, software, and devices are summarized in Appendix A, Support Matrix.

1.1       General Description

The [***]

4

External Manufacturer Sites:

[***]

Technical

Contingency

Planning

[***]

[***]

[***]

[***]

1

CORPORATE DISASTER RESPONSE AND RECOVERY

[***]	[***]	[***]

[***]	[***]	[***]

CORPORATE
DISASTER RESPONSE AND RECOVERY

[***]	[***]

[***]	[***]

[***]	[***]

CORPORATE SAFETY

Title:  Corporate Disaster Response and Recovery Policy

[***]

2

EXHIBIT F

COMPONENT QUALITY REQUIREMENTS

[***]

Dot Hill Confidential Page 1

[***] Statement of Work And Product Requirements

[***]

Statement of Work

And Product Requirements

Revision 4.3

09/15/05

1

Table of Contents

[***]

2

I) DOCUMENT HISTORY

I.1) CHANGE CONTROL PROCESS

This document will be maintained under a strict Change Control Process;  therefore, all changes must be documented in the following matrix.  If changes are required after it has been reviewed and approved as indicated on the cover sheet, those changes will not only be subject to the Change Control Process, but must undergo a new Review and Approval cycle.

I.2) CHANGE HISTORY

[***]

3

EXHIBIT H

ITEMS IN DOT HILL CONTROLLER SUBJECT TO DISCLOSURE

[***]

Exhibit I

DIRECT CUSTOMER FULFILLMENT PROGRAM

[***]